SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
July 23, 2002

RUDDICK CORPORATION
(Exact name of registrant as specified in its charter)

North Carolina
(State or other jurisdiction of incorporation)

1-6905
(Commission File Number)

56-0905940
(IRS Employer Identification No.)

301 South Tryon Street, Suite 1800
Charlotte, North Carolina
(Address of principal executive offices)

28202
(Zip Code)

(704) 372-5404
(Registrant’s telephone number, including area code)

ITEM 5. OTHER EVENTS.

     On July 23, 2002, Ruddick Corporation, a North Carolina corporation, issued a press release, a copy of which is attached hereto as Exhibit 99.1.

ITEM 7. EXHIBITS.

99.1 News Release disseminated on July 23, 2002 by Ruddick Corporation.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUDDICK CORPORATION

By: /s/ John B. Woodlief John B. Woodlief Vice President – Chief Financial Officer

Dated: July 24, 2002

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